Exhibit 99.1 INVESTOR DAY PRESENTATION October 4, 2018 – New York City, NY Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net

Introduction Jessica L. Greiner — Vice President, Investor Relations – Trinity Corporate Services, LLC 2

Investor Day Agenda 9:00 – 9:05 a.m Introduction – Jessica Greiner, VP Investor Relations, Trinity Corporate Services 9:05 – 9:25 a.m Opening Remarks and Future Vision — Tim Wallace, Chief Executive Officer 9:25 – 9:40 a.m Railcar Products — Paul Mauer, President of TrinityRail Products 9:40 – 9:55 a.m Railcar Leasing — Brian Madison, President of TrinityRail Leasing & Management 9:55 – 10:10 a.m Commercial Markets — Eric Marchetto, Chief Commercial Officer, TrinityRail 10:10 – 10:30 a.m Break 10:30 – 11:00 a.m Financial Overview and Capital Allocation — James Perry, Chief Financial Officer 11:00 – 12:00 p.m Q&A Session 3

Forward Looking Statements Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, statements regarding qualifications and experience of directors, statements regarding the anticipated separation of Trinity and Arcosa into separate public companies, the expected timetable for completing the spin-off transaction, whether or not the spin-off transaction occurs, future financial and operating performance of each company, benefits and synergies of the spin-off transaction, strategic and competitive advantages of each company, future opportunities for each company and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Trinity expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. There is no assurance that the proposed spin-off transaction will be completed, that Trinity will be able to separate its businesses, or that the proposed spin-off transaction will be the most beneficial alternative considered. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward- Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. 4

Proven Leadership Team With Deep Expertise

Executive		Experience
	**Timothy R. Wallace** Chairman, CEO and President	■ Year joined TRN: 1975 ■ Years in industry: 44
	**James E. Perry** CFO, Senior Vice President	■ Year joined TRN: 2004 ■ Years in industry: 14
	**Paul E. Mauer** EVP, *TrinityRail*, President, *TrinityRail* Products, LLC	■ Year joined TRN: 1993 ■ Years in industry: 26
	**Brian D. Madison** President, *TrinityRail* Leasing and Management Services	■ Year joined TRN: 2016 ■ Years in industry: 31
	**Eric R. Marchetto** EVP, Chief Commercial Officer, *TrinityRail*	■ Year joined TRN: 1995 ■ Years in industry: 23

- Proven management with extensive industry experience
- Experienced operators in cyclical markets
- Strong capital planning perspective
- Prudent stewards of capital

TRINITY INDUSTRIES
5

The Separation of Trinity and Arcosa is Expected to be the Springboard for the Next Phase of Evolutionary Growth Enhances Trinity’s Growth Potential through a Concentration of Focus • Trinity to operate industry-leading integrated rail leasing, manufacturing, and services business, providing a single source for comprehensive rail transportation solutions and services in North America • Vision for the future includes growth throughout the rail transportation value chain Enables Trinity to Optimize its Balance Sheet and Refine its Capital Allocation Priorities • With a concentrated focus, Trinity will pursue distinct business strategies and investment decisions to enhance long-term growth and shareholder value creation Enables Trinity to Advance a Differentiated Investment Thesis for Investors • As a standalone company, Trinity can more clearly articulate the value of its businesses and assets within the portfolio 6

Opening Remarks & Future Vision Timothy R. Wallace — Chairman, Chief Executive Officer, and President 7

Video: A Look Into the Culture of Trinity Industries 8

9

A 1st generation railcar in Trinity’s lease fleet, built in 1979 10

Railcars are Workhorses in the North American Rail Transportation Ecosphere Building Materials Petrochemicals Coal Grain Cement Chemicals Autos Sand Crude Oil 11

TrinityRail’s vision is to be a premier provider of rail transportation products and services in North America 12

Costs and Complexity Associated with Owning Railcars 13

Key Functions that Occur During the Life of the Railcar 14

Primary Business Sectors in the Railcar Industry 15

TrinityRail’s Platform is Designed to Provide an Extensive Array of Customer-centric Products & Service Offerings to the North American Railcar Industry TrinityRail’s Customer- Centric Focus 16

Our goal is to have a premier platform that is highly customer- centric, providing a variety of railcar related solutions to customers that optimize the ownership and use of railcars 17

A Concentration of Focus on the Integrated Rail Platform The separation of Arcosa allows us to concentrate our focus and resources towards improving and growing our platform of rail transportation products and services. We see opportunities to grow and enhance our product and service offerings in ways that will optimize the ownership and use of railcars 18

We have placed a high priority on growing our leasing business and optimizing our capital structure $ EQUITY $ DEBT Recalibrating Trinity’s Capital Structure 19

Today we have a fresh start – a strong team, a strong balance sheet, and the railcar market recovery timing is ideal 20

Key Points from Our Business Leaders • How Rail Products and Leasing and Management Services support and contribute to the Integrated Rail Platform – Broad portfolio of durable and reliable products – Flexible manufacturing footprint to respond to customer needs – Fastest growing lease fleet with a diversified product offering – Increasing array of maintenance and modification services – Premier customer service experience that partners with our customers to enhance their business • How we approach and serve our customers through an integrated commercial approach – 360⁰ view of railcar market and ability to service the railcar product life-cycle – Flexibility and scale to respond to the needs of individual customers and market demand • Financially positioned to invest in transformative growth and return capital to shareholders 21

Railcar Products Group Paul E. Mauer — Executive Vice President, TrinityRail President, TrinityRail Products 22

Products’ Contribution to the Integrated Business Platform Our business objective is to deliver a premier customer experience through high quality, innovative products and to design solutions that enhance and optimize the business of our customers Premier Railcar Designs & Engineering Highly Flexible Manufacturing Platform Quality Maintenance Service and Modification Capabilities 23

Building Premier Products and Services Innovative Durability and Superior Performing Designs Reliability Products Innovative Durability & Superior • Innovative railcar designs • Lower life-cycle Performing that optimizeDesigns and Reliability maintenance costs for the • Maximize the in-service time enhance a railcar’s Products railcar owner of a customer’s railcar performance for a • customer • 35-50 year assets require Cycle loading/unloading sound engineering efficiencies • Attention to loading and unloading features 24

Serving Customers with a Broad Product Portfolio TrinityRail offers: • The broadest array of railcar types for every commodity • Custom design configurations covering all potential end market opportunities • Requested specifications by our customers Covered Tank Cars Auto Racks Hoppers Box Cars Coal Railcars Mill Gondolas Intermodal Railcars 25

Strong Legacy of Collaborative Culture and Commitment to Excellence The hardworking men and women of Trinity embody the spirit of craftsmanship in their work. They take great pride in what they do, and it translates into strong collaboration and operational flexibility resulting in scale, manufacturing synergies, and financial performance. Continuous Improvement Collaboration Craftsmanship 26

Strong Historical Financial Performance by Rail Segment Long Track Record of Generating Operating Leverage in the Up Cycle Top Line Drivers: • Innovative product designs $5,000 24% $4,462 • Flexibility to scale quickly $3,817 20% $4,000 with demand increases $3,077 16% • On-time delivery of railcars $3,000 $2,868 $2,313 $2,013 $2,084 12% Bottom Line Drivers: $2,000 $1,275 8% • Cost-effective $1,000 manufacturing footprint $522 4% • Efficient production and $- 0% 2010 2011 2012 2013 2014 2015 2016 2017 LTM line-changeovers 06/18 • High quality product delivery Rail Products Rev ($mm) Components & Maintenance Rev ($mm) OP Margin FOUNDATION FOR SUCCESS FOR FOUNDATION Cumulative OP Annualized 38.2% (2010 – YTD 06/18) (2010 – 2017) $3,216 mm Return on Assets1 See appendix slide 62 for footnotes 27

• Premier products and services • Broad product portfolio to meet the needs of customers • Organizational synergies between design, manufacturing, modification and maintenance that drive value for all our stakeholders • Collaborative culture focused on continuous improvement • History of operational performance for our customers and meaningful financial results for our shareholders 28

Leasing and Management Services Group Brian D. Madison – President, TrinityRail Leasing and Management Services 29

Leasing’s Contribution to the Integrated Business Platform Our objective is to deliver a premier customer experience through superior service and innovative solutions while generating a recurring source of revenue and income for Trinity Unique ability to serve a broad spectrum of customer needs for products and services Enhanced flexibility in responding to varying customer procurement strategies More stable earnings and cash flow generation 30

Trinity’s Leasing Company Has Experienced Market-Leading Portfolio Growth The Integrated Rail Platform positions Trinity’s lease fleet for continued growth while building a strong performing and diverse railcar lease portfolio Accelerating our Lease Fleet Growth since the Early 2000’s Approximately 700 140,000 800% Customers 120,000 700% 600% 100,000 500% Comprised of 200+ 80,000 400% Railcar Types 60,000 Railcar Units Railcar 300% Growth Rate Growth 40,000 200% Servicing 900+ 20,000 100% Commodities 0 0% Owned Fleet Managed Fleet N.America's Lessors Growth Rate Trinity's Fleet Growth Rate 31

Premier Customer Service Drives Results Outstanding Customer • Create customer loyalty through dedication to excellent service Experience • Continuous improvement processes and tools combined with data Premier Servicer and analytics capabilities enable the customer experience • Leverage developing technology to advance railcar market expertise Innovation and enhance customer solutions Superior Portfolio & • Maintain rigorous focus on lease fleet utilization, portfolio diversification and cost control measures to ensure stewardship of Risk Management railcar capital investments • Cultivate a winning culture through talent development and an Great People empowered and engaged team 32

Preparing for Scale and Transformative Growth Trinity’s ready access to the capital markets with its strong balance sheet and railcar investment vehicles support our appetite for transformative growth through new originations and secondary market purchases Strong Platform for New Trinity Leased Railcar Additions (in millions) Lessor Ownership Trend Favors Trinity’s Lease Fleet Growth Plans $11,000 $10,000 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 Estimated Build Year Cumulative Value of New Leased Railcar Additions 33

Leasing’s Financial Results Reflect Strong Growth and Steady Performance Historical Leasing Operations Financial Performance (in $millions) Growing Contributor to Company Profit Before Tax (in $millions) $800 50% $1,400 70% $700 45% $1,200 60% $600 40% $1,000 50% $500 35% $800 40% $400 30% $600 30% $300 25% $400 20% $200 20% $200 10% $100 15% $0 10% $- 0% 2010 2011 2012 2013 2014 2015 2016 2017 LTM 2010 2011 2012 2013 2014 2015 2016 2017 LTM (1) 6/18 (2) 06/18 Revenue from Leasing Operations PBT Margin OP Margin Leasing PBT Total Company PBT Leasing PBT % / Total Company Long Track Record of High Lease Portfolio Utilization 100% 90% 80% 70% 60% 50% 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 06/18 See appendix for reconciliation of non-GAAP measures. 34

Railcar Market Overview Eric R. Marchetto — Chief Commercial Officer, TrinityRail 35

Marketing the Integrated Business Platform to our Customers TrinityRail’s Customer- Centric Focus 36

Rail Transportation is an Integral Component of the North American Industrial Supply Chain 2017 U.S. Freight Ton Miles Supermarket to the by Mode 1 World Pipeline 19% 1.7 mm 3,500 Air Railcars in North commodities3 2 <1% America Truck 48% Water 6 trillion 35% 80% 8% total ton miles of railroad revenue is of U.S. grain driven by exported to Mexico international trade4 moves by rail5 85% 86% Rail of auto assembly in of Canadian propane Mexico moves by rail6 7 25% exports moves by rail See appendix slide 62 for footnotes 37

Analyze the Rail Ecosphere in Five Distinct Markets

Energy

- Coal
- Biofuels
- Frac Sand
- U.S. Crude
- Canadian Crude



29%

~80 distinct commodities

Refined Products & Chemicals

- NGLs
- Refined Products
- Plastics
- Petro-chemicals
- Chlor Alkali
- Sulfur Products



12%

~1,100 distinct commodities

Agriculture

- Grains
- Grain Mill Products
- DDG/Feed
- Fertilizers



21%

~680 distinct commodities

Construction & Metals

- Construction Materials
- Aggregates
- Steel/Iron



16%

~600 distinct commodities

Consumer Products

- Autos
- Paper
- Intermodal



22%

~940 distinct commodities

TRINITY INDUSTRIES

See appendix slide 62 for footnotes

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Platform Reaches Entire Rail Market & Delivers to the Needs of Each Channel Shippers Railroads Leasing Rail Investors (RIVs) % 1 1 Bringing investment 17% 32% 51% scale to our market approach N.A. Fleet Fleet N.A. Ownership Products Products Products Products Leasing Leasing Leasing Leasing Services Services Services Services Services Used Services Pension funds Insurance companies KeyCustomers See appendix slide 62 for footnotes 39

The Platform is Built to Deliver Value for Customers Market Scale Flexibility Comprehensive Viewpoint Solutions • 360° view of freight • Broad, deep • Respond effectively rail equipment and portfolio of and proactively to commercial activity products and meet customer services • Industry leadership needs • Market-leading • • Long tenure as Expand and contract product portfolio railcar builder and manufacturing and owner • Fifth-largest fleet maintenance footprint with • Experience with market needs varied financial offerings • Leverage secondary market to ensure railcar availability 40

Railcar Market Recovery Underway North American Railcar Loadings Are Growing Number of Railcars in Storage is Declining 800,000 500,000 30% 450,000 25% 750,000 400,000 350,000 20% 700,000 300,000 250,000 15% 650,000 200,000 10% 600,000 150,000 100,000 5% 550,000 50,000 0 0% 500,000 North American Railcars in Storage % Fleet in Storage Railcar Order Demand Environment is Accelerating Railcar Order Backlogs are Improving 45,000 160,000 40,000 140,000 35,000 120,000 30,000 100,000 25,000 20,000 80,000 15,000 60,000 10,000 40,000 5,000 20,000 - - Industry Railcar Orders TRN Orders Industry Railcar Backlog TRN Backlog See appendix slide 62 for references 41

• We know railcars • We understand the railcar markets • We partner with our customers 42

Morning Session Break Investor Day Agenda 9:00 – 9:05 a.m Introduction – Jessica Greiner, Investor Relations and Communications 9:05 – 9:25 a.m Opening Remarks and Future Vision — Tim Wallace, Chief Executive Officer 9:25 – 9:40 a.m Railcar Products — Paul Mauer, President of TrinityRail Products 9:40 – 9:55 a.m Railcar Leasing — Brian Madison, President of TrinityRail Leasing & Management 9:55 – 10:10 a.m Commercial Market — Eric Marchetto, Chief Commercial Officer, TrinityRail 10:10 – 10:30 a.m Break 10:30 – 11:00 a.m Financial Overview and Capital Allocation — James Perry, Chief Financial Officer 11:00 – 12:00 p.m Q&A Session 43

Video: A Look Into the TrinityRail Customer Experience 44

Financial Overview James E. Perry — Chief Financial Officer 45

Trinity’s Business Segment Financials (Post Spin-Off)* Trinity Industries, Inc. (post spin-off) LTM Revenues (6/30/18): $2.4B LTM Operating Profit (6/30/18): $373M LTM Net Income from Continuing Operations (6/30/18): $618M LTM EBITDA (6/30/18): $623M Rail Leasing and Rail Group Management Services All Other Eliminations Group Revenue: $2,282M $860M $344M ($1,048)M Operating Profit: $215M $412M $13M ($105)M Adjusted OP: $247M $592M $26M ($105)M ▪ Tank and freight railcars ▪ Railcar leasing Services ▪ Highway Products ▪ Eliminations, primarily of sale of railcars from Rail ▪ Maintenance services ▪ Asset management ▪ Trinity Logistics Group Group to Rail Leasing and ▪ Railcar parts and heads ▪ Railcar investment vehicle Management Services Group (RIV) sales *Amounts represent Management’s estimates of the financial performance of the business post spin-off, including preliminary, unaudited adjustments to reflect Arcosa, Inc. as discontinued operations See appendix slides for reconciliation of non-GAAP measures 46

Post-spin Pro Forma Financial Highlights

	FY 2014	FY 2015	FY 2016	FY 2017	YTD 6/30/2018
Revenues	$ 4,548.8	$ 4,602.2	$ 3,089.8	$ 2,397.5	$ 1,167.1
Cost of revenues	$ 3,382.8	$ 3,343.9	$ 2,311.3	$ 1,773.8	$ 881.8
Selling, engineering, and administrative expenses	$ 303.5	$ 364.8	$ 313.7	$ 339.4	$ 147.1
Gains on disposition of property, plant, and equipment	$ 91.0	$ 175.6	$ 16.6	$ 85.2	$ 13.6
Operating Profit	$ 953.5	$ 1,069.1	$ 481.4	$ 369.5	$ 151.8
Income from continuing operations before income taxes	$ 765.8	$ 880.8	$ 309.6	$ 194.6	$ 72.4
Provision for income taxes:					
Current tax expense	$ 252.5	$ 200.8	$ (193.0)	$ (58.3)	$ (0.8)
Deferred tax expense	(2.3)	95.7	297.9	(353.0)	19.2
Total income tax expense	$ 250.2	$ 296.5	$ 104.9	$ (411.3) (1)	$ 18.4
Net income from continuing operations	$ 515.6	$ 584.3	$ 204.7	$ 605.9 (1)	$ 54.0
Income from discontinued operations, net of tax	$ 193.7	$ 241.7	$ 160.0	$ 107.7	$ 53.1
Net Income attributable to Trinity Industries, Inc.	$ 678.2	$ 796.5	$ 343.6	$ 702.5	$ 104.3
Net income attributable to Trinity Industries, Inc. per diluted common share:					
Continuing operations	$ 3.00	$ 3.54	$ 1.20	$ 3.83(1)	$ 0.33
Discontinued operations	1.19	1.54	1.05	0.69	0.35
	$ 4.19	$ 5.08	$ 2.25	$ 4.52	$ 0.68

*Amounts represent Management's estimates of the financial results of the business post spin-off, including preliminary, unaudited adjustments to reflect Arcosa, Inc. as discontinued operations.

(1) Results include a one-time benefit of $476.2 million, or approximately $3.06 per share, related to the effects of the Tax Cuts and Jobs Act of 2017.

TRINITY INDUSTRIES

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A Continued Focus on Building the Lease Portfolio • Trinity deliberately focused on growing the leasing company in the early 2000’s to provide a profitability “cushion” to withstand the deeply cyclical railcar manufacturing market. • Following the spin-off, we will continue placing a high strategic priority on growing the lease fleet, both organically through our integrated commercial platform, and opportunistically within the secondary market. Deliberate Focus on Growing the Lease Fleet 8.7 Avg Age 140,000 of Fleet 120,000 100,000 97.1% 80,000 Utilized 60,000 40,000 3.5 yrs 20,000 Remaining 0 Term 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 06/18 Fleet statistics as of 06/30/18 Owned Fleet Managed Fleet 48

Leading Issuer of Long-term Rail Leasing Debt • TrinityRail has facilitated numerous long-term debt financings dating back to 2001. We continue to assess market conditions to obtain capital at optimal rates. • There are several methods we have used to raise $4.8B in debt by securitizing $6.4B worth of railcars: TRL I ETC 12 TRL III TRL IV TRL V TRL VI Prudential 2001 2002 2003 2004 2006 2008 2009 Leveraged Secured Leveraged Leveraged ABS Bank Secured Lease Loan Lease Lease Debt Debt Loan $151.1M $170.0M $182.1M $157.1M $355.0M $572.2M $61.0M TRL VII TRL 2010 TRMF TRL 2012 TRL 2017 TRL 2018 2009 2010 2011/2014 2012/2013 2017 2018 ABS ABS ABS ABS Bank ABS Debt Debt Debt Debt Debt Debt $238.3M $369.2M $1,192.7M $517.3M $302.4M $482.5M $5,000 $4,000 $3,000 $2,000 $1,000 TotalFundings ($M) $0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Leveraged Lease Secured Loan ABS Debt Bank Debt 49

Railcar Investment Vehicle (RIVs) Programs TrinityRail has completed $5.6B in total railcar sales to RIV programs, including $2.4B to programs that TILC retains partial ownership in (TRIP / RIV 2013). $6,000 $5,000 $4,000 $3,000 $2,000 Cumulative Total Cumulative SalesTotal ($M) $1,000 $0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Insurance Company TRIP / RIV 2013 Financial Sponsor A Public Company Financial Sponsor B 50

Strategically Financing Lease Portfolio Growth Trinity’s financing of the lease fleet growth has evolved through the years based on the Company’s need for growth capital, ultimately impacting the loan-to-value ratio of the fleet. Began strategic growth of Progressed financing Enhanced the RIV platform leased railcar portfolio through originating the through partnership with Top 5 lessor in industry (>$10B of new Rail ABS model Napier Park Partners leased railcar equipment originations.) Initial funding through non- recourse leveraged leases Initial launch of RIV Began reporting “Managed” Largest issuer of railcar securitizations model through JV of piece of leased railcar ($3.3B in ABS since 2002) TRIP portfolio portfolio Early Mid Late Today 2000’s 2000’s 2000’s $6,000 $5,000 $4,000 $3,000 57% 53% 56% 46% LTV 46% 33% $2,000 45% LTV LTV 47% LTV LTV 31% 22% 25% LTV 40% LTV LTV LTV 45% 40% LTV LTV $1,000 41% LTV LTV LTV LTV $0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Jun-18 Debt - Wholly-Owned Assets - Wholly-Owned 51

Balance Sheet Summary Wholly-Owned Partially- Manufacturing Fleet Owned Fleet /Corporate Target Cash $100 – $1,816 mm NBV – PP&E $4,547 mm Post-Spin 200mm Total Debt $1,500 mm $1,329 mm Total Debt $398 mm Loan to Value 33% 73% Unencumbered Railcars Available for $2,170 mm Financing/Warehouse Figures as of 06/30/18 (except for Cash) 52

Optimize the Capital Structure to Improve Returns Target: • Economic downcycle in certain business segments 60-65% LTV • Protracted highway litigation challenges prompting prudent balance sheet • Spin-off planning • High level of cash flow from operations and sales of leased railcars from previous upcycle • Entering more positive economic cycle • Higher confidence in resolving highway litigation • Concentrated focus on rail-related capital deployment • Significant leverage to be Current: added to balance sheet to be more in line with 33% LTV capital equipment leasing companies 53

Capital Allocation Approach Invest in value-creating business opportunities that Optimize the balance grow the lease fleet and sheet through build out our fleet services leverage businesses GOAL: Optimize the Capital Structure Regularly and Balance the risk/reward methodically return between credit ratings cash to shareholders and leverage ratios Optimize the capital structure while growing the business and returning value to shareholders 54

Growing and Adding Revenue Streams through Expansion into the Railcar Value Chain Market Transactions RIV / Secondary / RIV Products TrinityRail parts After market market After Services Management Management TrinityRail Leasing & & Leasing TrinityRail Designs Fees products New Product Product New Broker Broker TrinityRail TrinityRail Maintenance Services Maintenance Reaching “Higher highs” and “Higher lows” of performance 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Moving through the Railcar Value Chain since mid 2000’s Elevating Our Financial Performance with Elevating Streams Our newFinancialRevenue Performance 55

Focus on Enhancing Shareholder Value • Concentration of focus – Optimizes balance sheet, provides a concentration of focus, accelerates growth potential, and advances differentiated investment thesis • Economic momentum – Positions Trinity for success within the railcar value chain • Leading market positions • Flexible and cost-effective manufacturing • Proven management team – Brings a track record of success and industry expertise • Integrated business platform – Differentiates Trinity and allows a superior ability to meet customers’ needs 56

Question & Answer Session Investor Day Agenda 9:00 – 9:05 a.m Introduction – Jessica Greiner, Investor Relations and Communications 9:05 – 9:25 a.m Opening Remarks and Future Vision — Tim Wallace, Chief Executive Officer 9:25 – 9:40 a.m Railcar Products — Paul Mauer, President of TrinityRail Products 9:40 – 9:55 a.m Railcar Leasing — Brian Madison, President of TrinityRail Leasing & Management 9:55 – 10:10 a.m Commercial Market — Eric Marchetto, Chief Commercial Officer, TrinityRail 10:10 – 10:30 a.m Break 10:30 – 11:00 a.m Financial Overview and Capital Allocation — James Perry, Chief Financial Officer 11:00 – 12:00 p.m Q&A Session 57

Appendix 58

Leasing Group PBT Reconciliation (in millions except for PBT Margin) 2010 2011 2012 2013 2014 2015 2016 2017 LTM 06/18 From Leasing Operations: Revenue $ 461 $ 493 $ 529 $ 587 $ 632 $ 700 $ 701 $ 744 $ 739 Operating Profit $ 200 $ 225 $ 243 $ 267 $ 288 $ 331 $ 313 $ 341 $ 318 Less: Interest Expense (139) (161) (174) (157) (153) (139) (125) (126) (128) Profit Before Tax (PBT) $ 62 $ 64 $ 68 $ 110 $ 135 $ 192 $ 188 $ 215 $ 190 PBT Margin 13% 13% 13% 19% 21% 27% 27% 29% 26% 59

EBITDA Reconciliation Reconciliation of EBITDA LTM 6/30/2018 LTM 6/30/2018 Net Income from Continuing Operations 617.6 Interest expense 183.4 Provision (benefit) for income taxes (412.8) Depreciation and amortization expense 234.4 EBITDA (1) 622.6 (1) EBITDA is defined as net income from continuing operations plus interest expense, income taxes, and depreciation and amortization. EBITDA is a non-GAAP financial measure; however, the amounts included in the EBITDA calculation are derived from amounts included in our GAAP financial statements. This information is provided to assist investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA should not be considered as an alternative to net income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. The EBITDA measure presented in this presentation may not be comparable to similarly titled measures by other companies due to differences in the components of the calculation. 60

Adjusted OP Reconciliation LTM 6/30/2018 Rail Group Leasing Group All Other Corporate Eliminations Consolidated Operating Profit 214.9 412.4 13.2 (162.4) (105.0) 373.1 Depreciation Expense 32.5 179.2 12.5 10.0 - 234.2 Adjusted Operating Profit (1) 247.4 591.6 25.7 (152.4) (105.0) 607.3 (1) Adjusted Operating Profit is a non-GAAP financial measure representing management's unaudited estimate of Operating Profit as computed in accordance with GAAP for Trinity's business segments following the spin-off of Arcosa, adjusted to add back depreciation expense. Management believes this non-GAAP financial measure is useful to both management and investors in their analysis of operations for the company's business segments. This non-GAAP measure is reconciled to Operating Profit, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 61

Footnotes Slide 27 - Strong Historical Financial Performance by Rail Segment (1) ROA calculation utilizes Operating Profit / Total Assets, annual 2010-2017 Slide 34- Leasing’s Financial Results Reflect Strong Growth and Steady Performance (1) PBT Reconciliation provided on page 59 Slide 37 - Rail Transportation is an Integral Component of the North American Industrial Supply Chain (1) FTR Associates 9/17/2018 (2) Company Annual Reports and Bloomberg, 9/17/18 (3) Umler®, January 2018 report; The Umler® system is an electronic resource that contains critical data for North American transportation equipment. Originally created in 1968, Umler maintains data for more than two million pieces of equipment used in rail, steamship and highway service (4) AAR Economic Impact (5) http://www.grainnet.com/article/140832/importance-of-rail-for-moving-grain-to-mexico (6) http://automotivelogistics.media/news/in-depth-analysis-strong-logistics-and-supply-base-central-to-fords-new-mexico-plant (7) https://apps.neb-one.gc.ca/CommodityStatistics/ExportVolumeByTransportModeSummary.aspx?commodityCode=PR Slide 38 - Analyze the Rail Ecosphere in Five Distinct Markets All statistics cited on this slide: 2016 STB Waybill Sample – reflects vast majority of commodity types Slide 39 - Analyze the Rail Ecosphere in Five Distinct Markets (1) Umler® North American fleet ownership data Slide 41 - Railcar Market Recovery Underway All data provided from AAR industry reports and company SEC filings 62